Scudder
Tax Managed
Growth Fund

Semiannual Report
April 30, 1999

No-Load Funds

A no-load mutual fund which seeks long-term growth of capital on an after-tax basis through investment in equity securities of established, medium- to large-sized U.S. companies.

SCUDDER

                         Scudder Tax Managed Growth Fund

--------------------------------------------------------------------------------
Date of Inception: 9/18/98       Total Net Assets as of 4/30/99:  $3.93 million
--------------------------------------------------------------------------------

o Scudder Tax Managed Growth Fund posted a 12.43% total return for its most recent semiannual period ended April 30, 1999. Over the same period, the S&P 500 Index returned 22.32%

o The Fund is broadly diversified, with 138 separate holdings and no position greater than 2% of portfolio assets. At the close of the period, the Fund's median market cap was $4 billion, compared with the $8.4 billion market cap of the S&P 500 Index.

o Management follows a disciplined approach to selecting attractive growth stocks and managing a tax-efficient portfolio, as it pursues its goal of seeking long-term growth of capital on an after-tax basis from large-cap stocks with above-average return potential.



                                Table of Contents

   3 Letter from the Fund's President    19  Financial Highlights
   4 Performance Update                  20  Notes to Financial Statements
   5 Portfolio Summary                   22  Shareholder Meeting Results
   6 Portfolio Management Discussion     24  Trustees and Officers
   8 Glossary of Investment Terms        25  Investment Products and Services
   9 Investment Portfolio                26  Scudder Solutions
  16  Financial Statements


                       2 - Scudder Tax Managed Growth Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you the results of Scudder Tax Managed Growth Fund's first full semiannual period ended April 30, 1999. The Fund posted a 12.43% return over the period, compared with the 22.32% return of the S&P 500 Index. Much of the market's progress over the latter part of 1998 through March 1999 was driven by the outperformance of a small number of Internet stocks with little or no earnings, and extremely high market capitalizations and price multiples. Although the Fund's return fell substantively short of its benchmark, we are hopeful that April's results, where the Fund outperformed the S&P 500 Index by almost two percentage points, indicates the start of a much broader market rally.

     In the interview that begins on page 6, the Fund's managers describe how their investment process is designed to maximize shareholders' after-tax returns by systematically analyzing each stock's potential return on an after-tax basis. They also describe their use of a quantitative valuation model that takes into account several key investment characteristics in selecting securities for the portfolio and their approach to risk control.

     For those interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of pursuing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     If you have any questions regarding Scudder Tax Managed Growth Fund or any other Scudder fund, please call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Tax Managed Growth Fund


                      3 - Scudder Tax Managed Growth Fund

                     Performance Update as of April 30, 1999

   -------------------------------------------------------------------------------
   Fund Index Comparison
   -------------------------------------------------------------------------------
                                                                  Total Return
   -------------------------------------------------------------------------------
   Period Ended                                         Growth of
    4/30/1999                                           $ 10,000   Cumulative
   -------------------------------------------------------------------------------
   Tax Managed Growth Fund

   Life of Fund*                                        $ 11,927     19.27%
   -------------------------------------------------------------------------------
   S&P 500 Index

   Life of Fund*                                        $ 13,237     32.37%
   -------------------------------------------------------------------------------
   * The Fund commenced operations on September 18, 1998.
    Index comparisons begin September 30, 1998.


-----------------------------------
Growth of a $10,000 Investment
-----------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:


                                     Scudder Tax
                 S&P 500 Index   Managed Growth Fund
       9/98*         10000             10000
      10/98          10813             10617
      11/98          11468             11259
      12/98          12129             11811
       1/99          12636             11401
       2/99          12243             11141
       3/99          12733             11300
       4/99          13225             11937

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

------------------------------------------
Returns and Per Share Information
------------------------------------------

Period ended April 30

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                                                1999*
-------------------------------------------------------------------------------
Net Asset Value                                              $ 14.25
-------------------------------------------------------------------------------
Income Dividends                                             $   .06
-------------------------------------------------------------------------------
Capital Gains Distributions                                  $    --
-------------------------------------------------------------------------------
Fund Total Return (%)                                          19.27
-------------------------------------------------------------------------------
Index Total Return (%)                                         32.27
-------------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.

                      4 - Scudder Tax Managed Growth Fund

                     Portfolio Summary as of April 30, 1999
-------------------------------------------------------
Diversification

-------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   Common Stock                     100%
   --------------------------------------
                                    100%
   --------------------------------------

The Fund pursues a fully invested approach to seeking long-term growth of capital from mid- and large-cap stocks on an after-tax basis.


-------------------------------------------------------
Sectors

-------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Financial                      20%
      Consumer Discretionary         14%
      Manufacturing                  14%
      Technology                      9%
      Durables                        7%
      Health                          7%
      Service Industries              6%
      Utilities                       6%
      Communications                  4%
      Other                          13%
   --------------------------------------
                                    100%
   --------------------------------------

The Fund's sector allocations are the result of individual stock selections, rather than bets on specific industry sectors.


-------------------------------------------------------
  Ten Largest Equity Holdings
  (14% of Portfolio)
-------------------------------------------------------

    1. Chevron Corp.
       International energy company

    2. Comverse Technologies Inc.
       Designs, manufactures, markets
       and supports various software for
       multimedia communications

    3. Ford Motor Co.
       Leading automobile manufacturer

    4. SBC Communications, Inc.
       Telecommunication company

    5. Hewlett-Packard Co.
       Measurement and test instruments,
       computer systems

    6. Wal-Mart Stores Inc.
       Operator of discount stores

    7. Charles Schwab Corp.
       Discount brokerage services

    8. BellSouth Corp.
       Telecommunications services

    9. General Motors Corp.
       Leading automotive manufacturer

   10. Dow Chemical Co.
       Chemical producer

The Fund's top holdings are the result of a proprietary, quantitative approach to identifying attractively valued growth stocks with above-average return potential.


For more complete details about the Fund's investment portfolio, see page 9. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                      5 - Scudder Tax Managed Growth Fund

                         Portfolio Management Discussion

In the following interview, Portfolio Managers Robert Tymoczko and Philip Fortuna discuss the Fund's market environment and strategy for the six-month period ended April 30, 1999.

Q:  How did Scudder Tax Managed Growth Fund perform over the past six months?

A: The Fund posted a 12.43% total return over its most recent semiannual period, compared with the 22.32% return of the S&P 500 Index.

Q:  Why did the Fund underperform the S&P 500 Index over the period?

A: Much of the shortfall comes from the fact that during most of the period, especially in large cap stocks, the market was led by about 20 names that largely drove the indices. As part of its investment process, the Fund invests in a much larger pool of more attractively valued stocks that tend to have a lower market capitalization. That made the biggest difference in performance over this period. We believe that the market rally, in order to go forward, has to expand leadership. For the first time since the Fund's inception, that expansion finally took place in April, when the Fund outperformed the S&P 500 by almost two percentage points.

Q:  Does the Fund have a value bias, despite its large cap growth orientation?

A: The investment strategies that we use aren't necessarily biased toward value stocks, but when you have such overvaluation within the growth stocks, that tends to make it look like our investment strategy is more value oriented than it really is. We think you're going to see a lot more of a push towards value in the current market environment. In another market environment where there's broader participation among the growth and value stocks, the Fund won't display a bias towards one or the other. What we're doing now is avoiding overvalued growth stocks rather than actively pursuing value stocks.

Q: Within the Fund's universe of 1,000 mid- and large-cap stocks, how does the Fund assess each stock's return potential?

A: We rely on a proprietary, quantitative screening process to identify attractively valued stocks with above-average capital appreciation potential. We consider three primary factors: valuation, trends in sales and earnings, and price momentum. Our valuation measures tell us how inexpensive the security is relative to the overall growth stock universe. Sales and earnings trends suggest whether the company's fundamentals are stable, improving, or deteriorating. Price momentum allows us to assess how the market is responding to these fundamentals. Each company is then ranked based on its relative attractiveness.

Q: How are these rankings used to manage a tax-efficient portfolio?

A: First, we build a diversified portfolio of attractively rated companies.
To limit individual security risk and provide trading flexibility, we typically hold more than 125 securities. On an ongoing basis, we then use a tax-aware portfolio optimization process to determine which securities should be replaced due to diminishing growth prospects, while creating the lowest tax impact for shareholders. The process allows us to keep the portfolio focused on attractively rated companies,


                      6 - Scudder Tax Managed Growth Fund
while managing overall portfolio risk and the tax consequences of portfolio turnover.

Q: Do you make adjustments to the Fund's investment model?

A: In using a model to help select investments, there are different approaches that are used in the industry. Some funds try to dynamically adjust their model based on the latest market environment. This is another form of a market timing strategy, and not one that we follow. Our approach is to attempt to incrementally improve the models that we're using over time. Any changes to the model are infrequent and very gradual in nature. These might include seeking out an additional data source, or refining the way we calculate factors such as a company's cash flow or normalized earnings. They are fine tuning adjustments that would be hard to detect looking at the Fund's portfolio characteristics but are meant to ensure that each factor included in the model is working as intended. If there are new factors that we've identified through our experience or research, we try to incorporate that into the process.

Q: What is your outlook for the Fund?

A: Scudder Tax Managed Growth Fund has a much lower weighted market capitalization than its benchmark. This reflects our belief that the most attractively valued stocks with the best fundamentals are not necessarily to be found in the S&P 500's largest 20 stocks. We believe that there are many attractively valued companies in the mid-cap range, and we're hopeful that the broadening of the market that we spoke of earlier will continue. We believe the Fund continues to be an appropriate vehicle for investors seeking long-term growth of capital on an after-tax basis.




                      7 - Scudder Tax Managed Growth Fund

                          Glossary of Investment Terms


GROWTH STOCK               Stock of a company that has displayed greater than
                           average earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at higher price relative to earnings (higher P/E) and can exhibit greater price volatility.

MARKET CAPITALIZATION      The value of a company's outstanding  shares of
                           common stock, determined by multiplying the number of shares outstanding by the share price
                           (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

OVER/UNDER WEIGHTING       Refers to the allocation of assets -- usually by
                           sector, industry, or country -- within a portfolio relative to a benchmark index, (e.g., the Russell 1000 Index) or an investment universe.

PRICE/EARNINGS RATIO       A widely used gauge of a stock's valuation that
(P/E) (also "earnings      indicates what investors are paying for a company's
multiple")                 earnings on a per share basis. A higher "earnings
                           multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

QUANTITATIVE MODEL         A systematic approach to evaluating a security based
                           on its financial characteristics.

STANDARD DEVIATION         A statistical measure of the degree to which an
                           investment's return tends to vary from the mean return. Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of possible future returns.

TAX BASIS                  The price paid by an investor for a stock or
                           bond plus any out-of-pocket expenses such as brokerage commissions. A security's basis is used to determine capital gains or losses for tax purposes when the stock is sold.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                      8 - Scudder Tax Managed Growth Fund

             Investment Portfolio as of April 30, 1999 (Unaudited)

                                                 Market
                                        Shares  Value ($)
--------------------------------------------------------------------------------------------------
Common Stocks 100.0%
--------------------------------------------------------------------------------------------------
Consumer Discretionary 13.6%
Apparel & Shoes 0.9%
Jones Apparel Group, Inc.* ........       600    19,800
Liz Claiborne Inc. ................       400    13,225
                                                -------
                                                 33,025
                                                -------
Department & Chain Stores 7.9%
Best Buy Co., Inc.* ...............       600    28,650
Federated Department Stores, Inc.*        700    32,681
Gap Inc. ..........................       450    29,953
Home Depot, Inc. ..................       800    47,950
Kmart Corp. .......................       600     8,925
Neiman Marcus Group, Inc. .........       600    14,438
Ross Stores, Inc. .................       600    27,563
Saks Incorporated* ................       600    16,988
TJX Companies, Inc. (New) .........       500    16,656
The Limited, Inc. .................       600    26,250
Wal-Mart Stores Inc. ..............     1,200    55,185
                                                -------
                                                305,239
                                                -------
Home Furnishings 1.3%
Furniture Brands International Inc.       500    12,531
Mohawk Industries Inc.* ...........       600    19,350
Newell Rubbermaid Inc. ............       400    18,975
                                                -------
                                                 50,856
                                                -------
Hotels & Casinos 0.3%
Harrah's Entertainment, Inc. ......       600    13,200
                                                -------
Recreational Products 1.2%
Electronic Arts Inc.* .............       600    30,488
Harley-Davidson Inc. ..............       300    17,888
                                                -------
                                                 48,376
                                                -------
Restaurants 1.6%
Brinker International Inc.* .......       700    19,338
Outback Steakhouse Inc.* ..........     1,200    42,975
                                                -------
                                                 62,313
                                                -------
Specialty Retail 0.4%
Family Dollar Stores Inc. .........       600    14,475
                                                -------

    The accompanying notes are an integral part of the financial statements.


                      9 - Scudder Tax Managed Growth Fund

                                                 Market
                                         Shares Value ($)
--------------------------------------------------------------------------------------------------
Consumer Staples 2.5%
Alcohol & Tobacco 0.4%
Philip Morris Companies, Inc. .....       400    14,025
                                                -------
Consumer Specialties 0.5%
American Greeting Corp., "A" 18,331       700    18,331
                                                -------
Food & Beverage 0.8%
IBP, Inc. .........................       800    16,200
Interstate Bakeries Corp. .........       600    13,350
                                                -------
                                                 29,550
                                                -------
Textiles 0.8%
VF Corporation ....................       600    30,900
                                                -------
Health 7.3%
Biotechnology 0.7%
Biogen Inc.* ......................       300    28,519
                                                -------
Health Industry Services 1.1%
Shared Medical Systems Corp. ......       400    21,725
Wellpoint Health Networks Inc. ....       300    21,075
                                                -------
                                                 42,800
                                                -------
Hospital Management 1.5%
Health Management Associates Inc.*        600     9,375
Trigon Healthcare, Inc.* ..........       900    28,575
Universal Health Services, Inc. ...       400    20,725
                                                -------
                                                 58,675
                                                -------
Medical Supply & Specialty 0.5%
Lincare Holdings Inc.* ............       600    17,775
                                                -------
Pharmaceuticals 3.5%
Bristol-Myers Squibb Co. ..........       800    50,850
Eli Lilly & Co. ...................       600    44,175
Merck & Co., Inc. .................       600    42,150
                                                -------
                                                137,175
                                                -------
Communications 3.9%
Cellular Telephone 0.0%
Leap Wireless International, Inc.*         75     1,369
                                                -------
Telephone/Communications 3.9%
Alltel Corp. ......................       600    40,463
BellSouth Corp. ...................     1,200    53,700

    The accompanying notes are an integral part of the financial statements.

                      10 - Scudder Tax Managed Growth Fund


                                                    Market
                                          Shares   Value ($)
--------------------------------------------------------------------------------------------------
SBC Communicatons, Inc. .............     1,000    56,000
                                                 --------
                                                  150,163
                                                 --------
Financial 20.1%
Banks 4.5%
Bank United Corp. ...................       300    12,113
Bank of America Corp. ...............       700    50,400
Chase Manhattan Corp. ...............       600    49,650
Commerce Bankshares Inc. ............       525    21,492
U.S. Trust Corporation ..............       200    18,275
Washington Federal, Inc. ............     1,100    24,338
                                                 --------
                                                  176,268
                                                 --------
Insurance 8.8%
AFLAC, Inc. .........................       500    27,125
Aetna Inc. ..........................       300    26,306
American National Insurance Co. .....       500    34,688
Fremont General Corp. ...............     1,200    24,000
Jefferson Pilot Corp. ...............       600    40,425
Mercury General Corp. ...............       400    14,450
Ohio Casualty Corp. .................       400    14,863
PMI Group, Inc. .....................       500    27,906
Progressive Corp. ...................       200    28,700
ReliaStar Financial Corp ............       500    18,375
Transamerica Corp. ..................       600    42,750
Unitrin, Inc. .......................     1,200    41,550
                                                 --------
                                                  341,138
                                                 --------
Consumer Finance 0.7%
SLM Holding Corp. ...................       600    25,613
                                                 --------
Other Financial Companies 5.4%
Bear Stearns Companies, Inc. ........       630    29,374
CIT Group, Inc. .....................       700    22,750
Edwards (A.G.) Inc. .................       600    21,000
Federal National Mortgage Association       700    49,656
GreenPoint Financial Corp. ..........       600    21,000
Legg Mason Inc. .....................     1,100    38,363
TCF Financial Corporation ...........       900    26,100
                                                 --------
                                                  208,243
                                                 --------

    The accompanying notes are an integral part of the financial statements.

                      11 - Scudder Tax Managed Growth Fund


                                                           Market
                                                  Shares  Value ($)
--------------------------------------------------------------------------------------------------
Real Estate 0.7%
Catellus Development Corp.* .................       900    13,838
Orion Capital Corp. .........................       500    14,719
                                                         --------
                                                           28,557
                                                         --------
Media 1.9%
Broadcasting & Entertainment 0.4%
King World Productions, Inc. ................       400    14,100
                                                         --------
Cable Television 0.4%
Cablevision Systems Corp. "A"* ..............       200    15,475
                                                         --------
Print Media 1.1%
Knight-Ridder, Inc. .........................       800    43,050
                                                         --------
Service Industries 6.4%
EDP Services 2.1%
Affiliated Computer Services* ...............     1,100    42,075
Fiserv Inc.* ................................       300    17,569
SunGard Data Systems* .......................       700    22,356
                                                         --------
                                                           82,000
                                                         --------
Environmental Services 0.7%
Waste Management, Inc. ......................       500    28,250
                                                         --------
Investment 3.0%
Charles Schwab Corp. ........................       500    54,875
Donaldson, Lufkin & Jenrette Securities Corp.       500    34,969
Paine Webber Group, Inc. ....................       600    28,163
                                                         --------
                                                          118,007
                                                         --------
Miscellaneous Commercial Services 0.6%
Kelly Services, Inc. "A" ....................       900    22,781
                                                         --------
Durables 7.2%
Aerospace 1.4%
Northrop Grumman Corp. ......................       300    19,181
Sundstrand Corp. ............................       500    35,875
                                                         --------
                                                           55,056
                                                         --------
Automobiles 4.0%
Ford Motor Co. ..............................       900    57,544
General Motors Corp. ........................       600    53,363
Genuine Parts Co. ...........................       400    12,000
Navistar International Corp.* ...............       600    31,388
                                                         --------
                                                          154,295
                                                         --------

    The accompanying notes are an integral part of the financial statements.

                      12 - Scudder Tax Managed Growth Fund


                                                        Market
                                              Shares   Value ($)
--------------------------------------------------------------------------------------------------
Construction/Agricultural Equipment 0.6%
PACCAR, Inc. ...........................       400    22,400
                                                     -------
Leasing Companies 0.6%
Hertz Corp. ............................       400    23,875
                                                     -------
Telecommunications Equipment 0.6%
Scientific-Atlanta, Inc. ...............       700    22,225
                                                     -------
Manufacturing 13.9%
Chemicals 2.0%
Dow Chemical Co. .......................       400    52,475
Rohm & Haas Co. ........................       600    26,888
                                                     -------
                                                      79,363
                                                     -------
Diversified Manufacturing 3.5%
Cooper Industries, Inc. ................       500    24,188
Hillenbrand Industries, Inc. ...........     1,000    46,938
Loews Corp. ............................       300    21,956
Pentair, Inc. ..........................       500    23,500
Tyco International Ltd. (New) ..........       228    18,525
                                                     -------
                                                     135,107
                                                     -------
Electrical Products 0.7%
Thomas & Betts Corp. ...................       600    25,200
                                                     -------
Industrial Specialty 5.5%
Carlisle Companies Inc. ................       600    29,400
Centex Corp. ...........................       800    29,250
Clayton Homes Inc. .....................     1,000    11,125
Cordant Technologies Inc. ..............       800    36,900
Fleetwood Enterprises ..................       600    14,813
Johns Manville Corp. ...................       600     8,063
Johnson Controls Inc. ..................       600    43,763
Sherwin-Williams Co. ...................       500    15,563
Teleflex Incorporated ..................       600    26,138
                                                     -------
                                                     215,015
                                                     -------
Machinery/Components/Controls 1.2%
Ingersoll-Rand Co. .....................       700    48,431
                                                     -------
Specialty Chemicals 1.0%
Air Products & Chemicals, Inc. .........       800    37,600
                                                     -------

    The accompanying notes are an integral part of the financial statements.

                      13 - Scudder Tax Managed Growth Fund


                                               Market
                                      Shares  Value ($)
--------------------------------------------------------------------------------------------------
Technology 9.1%
Computer Software 3.7%
Adobe Systems Inc. .............       600    38,025
Compuware Corp.* ...............       800    19,500
Comverse Technologies Inc.* ....       900    57,713
Synopsys Inc.* .................       600    28,275
                                             -------
                                             143,513
                                             -------
Diverse Electronic Products 0.8%
Solectron Corp.* ...............       600    29,100
                                             -------
Electronic Data Processing 1.4%
Hewlett-Packard Co. ............       700    55,213
                                             -------
Military Electronics 1.1%
Litton Industries Inc. .........       700    43,838
                                             -------
Semiconductors 2.1%
Intel Corp. ....................       800    48,950
Sanmina Corp.* .................       200    13,275
Xilinx Inc.* ...................       400    18,250
                                             -------
                                              80,475
                                             -------
Energy 2.9%
Oil Companies 1.5%
Chevron Corp. ..................       600    59,850
                                             -------
Oil/Gas Transmission 0.7%
El Paso Energy Corporation .....       700    25,725
                                             -------
Miscellaneous 0.7%
Ipalco Enerprises Inc. .........     1,200    27,675
                                             -------
Construction 2.1%
Building Materials 1.6%
LaFarge Corp. ..................       500    16,906
Vulcan Materials Co. ...........       900    42,975
                                             -------
                                              59,881
                                             -------
Building Products 0.5%
Masco Corp. ....................       700    20,563
                                             -------
Transportation 2.7%
Airlines 1.7%
Comair .........................       750    16,547
Delta Air Lines, Inc. ..........       500    31,719

    The accompanying notes are an integral part of the financial statements.

                      14 - Scudder Tax Managed Growth Fund

                                                                          Market
                                                                Shares   Value ($)
--------------------------------------------------------------------------------------------------
Southwest Airlines Co. ..................................         600      19,538
                                                                          -------
                                                                           67,804
                                                                          -------
Railroads 1.0%
Burlington Northern Santa Fe Corp. ......................         500      18,313
Trinity Industries, Inc. ................................         600      20,888
                                                                          -------
                                                                           39,201
                                                                          -------
Utilities 6.4%
Electric Utilities 5.5%
AES Corp. ...............................................         300      15,000
Allegheny Energy, Inc. ..................................       1,300      44,281
CINergy Corp. ...........................................       1,100      32,794
Carolina Power & Light Co. ..............................       1,000      40,313
Consolidated Edison Inc. ................................         400      18,175
DTE Energy Co. ..........................................         500      20,406
Florida Progress Corp. ..................................         200       7,700
Texas Utilities Co., Inc. ...............................         900      35,775
                                                                          -------
                                                                          214,444
                                                                          -------
Natural Gas Distribution 0.9%

NICOR, Inc. .............................................       1,000      36,375
--------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $3,400,871)                                   3,882,472
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $3,400,871) (a)              3,882,472
--------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $3,400,871. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $481,601. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $627,708 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $146,107.

    * Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                      15 - Scudder Tax Managed Growth Fund

                                                    Financial Statements

                                             Statement of Assets and Liabilities
                                              as of April 30, 1999 (Unaudited)


Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $3,400,871) ...........   $ 3,882,472
                  Cash ..........................................................        93,274
                  Dividends receivable ..........................................         3,443
                  Receivable for Fund shares sold ...............................         1,000
                  Reimbursement from Adviser ....................................        44,367
                  Other assets ..................................................           165
                                                                                    -----------
                  Total assets ..................................................     4,024,721
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                  Other payables and accrued expenses ...........................        92,879
                                                                                    -----------
                  Total liabilities .............................................        92,879
                  -------------------------------------------------------------------------------
                  Net assets, at market value                                       $ 3,931,842
                  -------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Accumulated distributions in excess of net investment income ..        (2,198)
                  Unrealized appreciation (depreciation) on investment securities       481,601
                  Accumulated net realized gain (loss) ..........................        13,948
                  Paid-in capital ...............................................     3,438,491
                  -------------------------------------------------------------------------------
                  Net assets, at market value                                       $ 3,931,842
                  -------------------------------------------------------------------------------
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                     ($3,931,842 /275,838 outstanding shares of beneficial
                     interest, $.01 par value, unlimited number of shares              -------
                     authorized).................................................       $14.25
                                                                                       -------

    The accompanying notes are an integral part of the financial statements.

                      16 - Scudder Tax Managed Growth Fund

                             Statement of Operations
                   six months ended April 30, 1999 (Unaudited)

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends .....................................................   $  23,746
                  Interest ......................................................       2,522
                                                                                    ---------
                                                                                       26,268
                  Expenses:
                  Management fee ................................................      12,485
                  Services to shareholders ......................................       3,805
                  Custodian and accounting fees .................................      21,196
                  Trustees' fees and expenses ...................................      18,993
                  Auditing ......................................................       5,359
                  Registration fees .............................................      17,185
                  Reports to shareholders .......................................       6,341
                  Legal .........................................................       8,430
                  Other .........................................................       3,977
                                                                                    ---------
                  Total expenses before reductions ..............................      97,771
                  Expense reductions ............................................     (77,905)
                                                                                    ---------
                  Expenses, net .................................................      19,866
                 ------------------------------------------------------------------------------
                  Net investment income (loss) ...................................      6,402
                 ------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from investments .....................      13,948
                  Net unrealized appreciation (depreciation) during the period on
                    investments..................................................     328,590
                 ------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions ....................     342,538
                 ------------------------------------------------------------------------------
                 ------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations   $ 348,940
                 ------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                      17 - Scudder Tax Managed Growth Fund

                       Statement of Changes in Net Assets


                                                                                          For the Period
                                                                           Six Months      September 18,
                                                                              Ended            1998
                                                                            April 30,    (commencement of
                                                                              1999         operations) to
Increase (Decrease) in Net Assets                                         (Unaudited)     October 31, 1998
------------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ...............................   $     6,402    $       836
                  Net realized gain (loss) from investment transactions        13,948             --
                  Net unrealized appreciation (depreciation) on
                     investment transactions during the period ........       328,590        153,011
                                                                          -----------    -----------
                  Net increase (decrease) in net assets resulting from
                     operations........................................       348,940        153,847
                                                                          -----------    -----------
                  Distributions to shareholders from net investment
                     income ............................................      (12,914)            --
                                                                          -----------    -----------
                  Fund share transactions:
                  Proceeds from shares sold ...........................     1,429,448      2,134,072
                  Reinvestment of distributions .......................        12,056             --
                  Cost of shares redeemed .............................      (137,552)            --
                  Redemption fees .....................................         2,745             --
                                                                          -----------    -----------
                  Net increase (decrease) in net assets from Fund share
                     transactions......................................     1,306,697      2,134,072
                                                                          -----------    -----------
                  Increase (decrease) in net assets ...................     1,642,723      2,287,919
                  Net assets at beginning of period ...................     2,289,119          1,200
                  Net assets at end of period (including accumulated
                    distributions in excess of net investment income of
                    $2,198 and undistributed net investment income of     -----------    -----------
                    $4,314, respectively) .............................   $ 3,931,842    $ 2,289,119
                                                                          -----------    -----------
Other Information
------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ...........       179,789            100
                                                                          -----------    -----------
                  Shares sold .........................................       105,302        179,689
                  Shares issued to shareholders in reinvestment of
                     distributions ....................................           874             --
                  Shares redeemed......................................       (10,127)            --
                                                                          -----------    -----------
                  Net increase in Fund Shares .........................        96,049        179,689
                                                                          -----------    -----------
                  Shares outstanding at end of period .................       275,838        179,789
                                                                          -----------    -----------

    The accompanying notes are an integral part of the financial statements.

                      18 - Scudder Tax Managed Growth Fund

                                                    Financial Highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.


                                                                         For the Period
                                                                          September 18,
                                                                              1998
                                                      Six Months Ended   (commencement of
                                                         April 30,        operations) to
                                                     1999 (Unaudited)    October 31, 1998
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .................   $   12.73       $   12.00
                                                           -------         -------
Income from investment operations:
Net investment income ................................         .03             .01
Net realized and unrealized gain (loss) on investments        1.50             .72
                                                           -------         -------
Total from investment operations .....................        1.53             .73
                                                           -------         -------
Redemption fee .......................................        (.01)             --
                                                           -------         -------
Net asset value, end of period .......................   $   14.25       $   12.73
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) .................................       12.43**          6.08(c)**
Ratios and Supplemental Data
Net assets, end of period ($ millions)................        3.93            2.29
Ratio of operating expenses, net to average daily
  net assets (%)......................................        1.25*           1.25*
Ratio of operating expenses, before expense reductions,
  to average daily net assets (%).....................        6.15*           25.9*
Ratio of net investment income to average daily net
  assets (%)..........................................         .40*            .42*
Portfolio turnover rate (%)...........................        27.6*             --

(a)      Based on monthly average shares outstanding during the period.
(b)      Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 2% redemption fee on shares held less than one year.
*  Annualized
** Not annualized

                      19 - Scudder Tax Managed Growth Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Tax Managed Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities with an original maturity of over sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.


                      20 - Scudder Tax Managed Growth Fund

Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the six months ended April 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $1,728,415 and $427,015, respectively.
                               C. Related Parties

Under the Investment Management Agreement (the "Management Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.80% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Adviser has agreed not to impose all or a portion of its management fee until February 28, 2000 in order to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets. Accordingly, for the six months ended April 30, 1999, the Adviser did not impose any of its fee amounting to $12,485. Further, due to the limitations of such Agreement, the Adviser's reimbursement payable to the Fund for the six months ended April 30, 1999, amounted to $44,367.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1999, SSC did not impose any of its fee, which amounted to $2,303.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1999, SFAC did not impose any of its fee, which amounted to $18,750.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1999, Trustees' fees and expenses aggregated $18,993.
                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.


                      21 - Scudder Tax Managed Growth Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Tax Managed Growth Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------
          129,032              829               833                0


2. To approve the revision of the Fund's fundamental lending policy.

                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------
          123,199             4,995             2,500               0





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.



                      22 - Scudder Tax Managed Growth Fund

                                    This Page
                                  intentionally
                                   left blank.







                      23 - Scudder Tax Managed Growth Fund

                              Trustees and Officers

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics, Bentley
College; President, Driscoll
Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Venture Partner,
Venture Capital Group

Bruce F. Beaty*
Vice President

Jennifer P. Carter*
Vice President

Philip S. Fortuna*
Vice President

William F. Gadsden*
Vice President

Robert T. Hoffman*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Ann M. McCreary*
Vice President

John Millette*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                       *Scudder Kemper Investments, Inc.


                      24 - Scudder Tax Managed Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                      25 - Scudder Tax Managed Growth Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      26 - Scudder Tax Managed Growth Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                      27 - Scudder Tax Managed Growth Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER